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                                                                    Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

WHOLLY-OWNED CORPORATE SUBSIDIARIES OF THE COMPANY:
        BPP/Crenshaw-Imperial, Inc. (Delaware) (Consolidated)
        BPP/Golden State Acquisitions, Inc. (Delaware) (Consolidated) BPP/Mountaingate, Inc. (Delaware) (Consolidated)
        BPP/Northwest Acquisitions, Inc. (Delaware) (Consolidated) BPP/Puente Hills, Inc. (Delaware) (Consolidated)
        BPP/Riley, Inc. (California) (Consolidated)
        BPP/Simi Valley, Inc. (Delaware) (Consolidated)
        BPP/Valley Central, Inc. (Delaware) (Consolidated)
        Burnham Pacific L.P., Inc. (Delaware) (Consolidated)
        BPP/Arrowhead, Inc. (Delaware) (Consolidated)
        BPP/Sunset, Inc. (Delaware) (Consolidated)
        BPP/Zimel, Inc. (Delaware) (Consolidated)
        BPAC Texas, Inc. (Delaware) (Consolidated)

PARTNERSHIPS IN WHICH THE COMPANY HOLDS INTERESTS:
        BPP/Cameron Park L.P. (California) (Consolidated)
        BPP/Crenshaw-Imperial, L.P. (Delaware) (Consolidated)
        BPP/East Palo Alto L.P. (California) (Consolidated)
        BPP/Hilltop L.P. (California) (Consolidated)
        BPP/Marin L.P. (California) (Consolidated)
        BPP/Mission Viejo, L.P. (California) (Consolidated)
        BPP/Mountaingate, L.P. (Delaware) (Consolidated)
        BPP/Pleasant Hill L.P. (California) (Consolidated)
        BPP/Richmond L.P. (California) (Consolidated)
        BPP/Riley L.P. (California) (Consolidated)
        BPP/Simi Valley, L.P. (Delaware) (Consolidated)
        BPP/Valley Central L.P. (California) (Consolidated)
        BPP/Van Ness L.P. (California) (Consolidated)
        Burnham Pacific Operating Partnership, L.P. (Delaware) (Consolidated) BPP/Powell, L.P. (Delaware) (Consolidated)
        BPP/Arrowhead, L.P. (Delaware) (Consolidated)
        BPP/Sunset, L.P. (Delaware) (Consolidated)
        BPP/Zimel, L.P. (Delaware) (Consolidated)
        BPAC Texas, L.P. (Delaware) (Consolidated)
        BPP/Van Ness Operating Company, L.P. (Delaware) (Consolidated)

LIMITED LIABILITY COMPANIES IN WHICH THE COMPANY HOLDS AN INTEREST:
        BPP/Golden State Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Northwest Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Puente Hills, L.L.C. (Delaware) (Consolidated)
        Ladera Center Associates, LLC (Delaware) (Unconsolidated) Margarita Plaza Associates, LLC (Delaware) (Unconsolidated) Historic Van Ness, LLC (Delaware) (Unconsolidated)
        BPP Retail, LLC (Delaware) (Unconsolidated)
        BPAC Texas GP, LLC. (Delaware) (Unconsolidated)
        BPP/Van Ness Operating Company, LLC (California) (Consolidated)